INCOME TAX	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAX
NOTE 9:	INCOME TAX

a.	Corporate tax rate in Israel in 2021 and 2022 was 23%.

b.	Our USA subsidiaries were subject to federal tax rate of 21% in 2021 and 2022, state tax of 8.84% in CA and 6.5% in NY, and city tax of 6.5% in NYC.

c.
Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the deferred tax assets of the Company and its subsidiaries are as follows:

	December 31,
	2022	2021
Operating loss carry forwards	$21,362	$20,150
Reserves and allowances	4,475	4,206

Net deferred tax assets before valuation allowance	25,837	24,356
Valuation allowance	(25,414)	(23,797)

Net deferred tax assets	423	559

Deferred income taxes consist of the following:
Domestic	20,867	19,521
Valuation allowance	(20,444)	(18,963)
Net deferred tax assets	423	558

Foreign	4,970	4,835
Valuation allowance	(4,970)	(4,835)
	$-	$-

As of December 31, 2022, the Company and its subsidiaries, have provided a valuation allowance of $25,414 in respect of deferred tax assets resulting from tax loss carryforwards and other temporary differences. Other tax loss carryforwards and temporary differences in the amount of $423 were not provided with valuation allowance as the Company’s management currently believes that these tax assets are more likely than not to be recovered.

d.
Carryforward tax losses:

As of December 31, 2022, SuperCom Ltd and its subsidiaries in Israel have accumulated losses for tax purposes of approximately $55,165, which may be carried forward and offset against taxable income in the future for an indefinite period. SuperCom Ltd. also has a capital loss of approximately $15,810, which may be carried forward and offset against capital gains for an indefinite period. Loss carryforwards in Israel are measured in NIS.

As of December 31, 2022, SuperCom’ s subsidiaries in the United States have estimated total available carryforward tax losses of approximately $19,203 which expires in the years 2028 to 2037. Utilization of the U.S. net operating losses may be subject to substantial annual limitation due to the "change in ownership" provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of net operating losses before utilization.

SuperCom Ltd has assessments which are considered as final until the tax year ended December 31, 2015.

SuperCom’s subsidiaries in the United States and Israel have not received final assessments since their incorporation.

e.	loss before income tax consists of the following:

	Year ended December 31,
	2022	2021
Domestic	$(7,013)	$(10,616)
Foreign	(743)	483
	$(7,756)	$(10,133)

Substantially, all tax expenses are as a result of changes in deferred taxes.

f.
Reconciliation of the theoretical tax benefit to the actual tax benefit:

A reconciliation of theoretical tax expense, assuming all income is taxed at the statutory rate applicable to the income of companies in Israel, and the actual tax expense (benefit), is as follows:

	Year ended December 31,
	2022	2021
Loss before income tax, as reported in the consolidated statements of operations	$(7,756)	$(10,133)
Statutory tax rate in Israel	23%	23%

Theoretical tax benefit	(1,784)	(2,331)
Current year carryforward losses and other differences for which a valuation allowance was recorded	1,264	1,438
Changes in valuation allowance	-	-
Offset of Other non-current assets (accounted for as DTA element)	(79)	(56)
Changes in foreign currency exchange rate and other differences	481	788
Non-deductible expenses and other differences	(181)	166

Actual income tax expense (benefit)	$(299)	$5